DELAWARE POOLED® TRUST

The Small-Cap Growth Equity Portfolio
(the “Portfolio”)

Supplement to the Portfolio’s Prospectus
dated February 27, 2009

On January 19, 2010, the Board of Trustees of Delaware Pooled Trust (the “Trust”) approved a proposal to liquidate and dissolve the Portfolio. The liquidation and dissolution is expected to take effect approximately 60 days after the date of this Supplement.

As a result of the decision to pursue liquidation and dissolution of the Portfolio, as of the date of this Supplement, the Portfolio will be closed to new investors. However, the Portfolio will continue to accept purchases from existing shareholders (including reinvested dividends or capital gains) until the last business day before the liquidation. The Portfolio will pay a liquidation distribution to any remaining shareholders of the Portfolio on or about March 22, 2010.

Please keep this Supplement for future reference.

This Supplement is dated January 21, 2010.